Exhibit 99.1

NorthStar Realty Finance Corp. Commences an Exchange Offer for
NorthStar Realty Finance Limited Partnership’s 7.50% Exchangeable Senior Notes

NEW YORK, NY — February 28, 2014 — NorthStar Realty Finance Corp. (NYSE: NRF) (the “Company”) announced today that it has commenced an exchange offer for the outstanding 7.50% Exchangeable Senior Notes due 2031 (the “7.50% Exchangeable Notes”) of NorthStar Realty Finance Limited Partnership, the Company’s operating partnership.

Subject to the terms and conditions of the exchange offer, the Company is offering holders of the 7.50% Exchangeable Notes the opportunity to exchange the 7.50% Exchangeable Notes for newly issued 3.00% Senior Notes due 2014 of the Company that will mature on September 30, 2014 (the “New Notes”).  The New Notes will not reference, and may not be repaid in, shares of common stock of NorthStar Asset Management Group Inc. (“NSAM”).  As previously announced, the Company plans to spin-off its asset management business through a distribution of NSAM common stock to its stockholders.

Holders of the 7.50% Exchange Notes who validly tender and do not validly withdraw their 7.50% Exchange Notes prior to 11:59 p.m., New York City time, on March 27, 2014, the expiration date of the exchange offer, will receive, for each $1,000 principal amount of 7.50% Exchange Notes accepted for exchange, New Notes in a principal amount equal to 102% of the product of (1) the conversion ratio of the 7.50% Exchangeable Notes in effect on the expiration date, multiplied by (2) the arithmetic average of the daily volume-weighted average prices of the Company’s common stock on the New York Stock Exchange over a 15 consecutive trading day period beginning on March 5, 2014 and ending on March 25, 2014.

Regardless of participation in the exchange offer, holders of record of the 7.50% Exchangeable Notes on March 1, 2014 will receive the interest payment of $37.50 per note on March 17, 2014, unless they have previously exchanged the 7.50% Exchangeable Notes in accordance with their terms.  The Company will not receive any proceeds as a result of the exchange offer.

The New Notes may be redeemed at the Company’s option for cash at any time prior to maturity. At maturity, holders of the New Notes will receive, at the Company’s election, in addition to the interest payment, either (1) cash or (2) shares of the Company’s common stock.    If the Company elects to deliver shares of its common stock at maturity, the number of shares of common stock deliverable will be determined by reference to the daily volume-weighted average prices of the Company’s common stock on the New York Stock Exchange during a 20 consecutive trading day period beginning 23 scheduled trading days prior to the maturity date.

The exchange offer will expire at 11:59 p.m., New York City time, on March 27, 2014, unless extended or earlier terminated by the Company. Tendered 7.50% Exchangeable Notes may be withdrawn at any time prior to the expiration date and after 5:00 p.m., New York City time, on April 24, 2014, which is the 40th business day after the commencement of the exchange offer if the Company has not accepted the 7.50% Exchangeable Notes for exchange.

The terms and conditions of the exchange offer are described in the Company’s preliminary prospectus dated February 28, 2014 and the related letter of transmittal relating to the exchange offer. The completion of the exchange offer is subject to the conditions described in the exchange offer documents, which include, among others, the effectiveness of the registration statement relating to the exchange offer and no stop order suspending its effectiveness or any proceeding for that purpose being outstanding.  The Company may not waive the condition that the registration statement be declared effective and that there be no stop order suspending its effectiveness or that any proceeding for that purpose is outstanding.  The exchange offer is not conditioned upon any minimum amount of 7.50% Exchangeable Notes being tendered.

Subject to applicable law, the Company may waive certain other conditions applicable to the exchange offer or extend, terminate or otherwise amend the exchange offer in its sole discretion.

A registration statement relating to New Notes being offered in the exchange offer has been filed with the Securities and Exchange Commission but has not yet become effective. The New Notes being offered in the exchange offer may not be sold nor may offers to exchange be accepted prior to the time that the registration statement related to the exchange offer becomes effective.  This press release shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange nor shall there be any sale or exchange of the New Notes in any state or other jurisdiction in which such an offer, solicitation, sale, exchange or purchase would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Deutsche Bank Securities is acting as dealer manager for the exchange offer.  Global Bondholder Services Corporation is acting as information and exchange agent for the exchange offer.  Information concerning the terms of the exchange offer may be obtained by contacting Deutsche Bank Securities at (844) 758-6740 (toll-free).  Copies of the registration statement, exchange offer prospectus, letter of transmittal and other materials related to the exchange offer, may be obtained at no charge from the information and exchange agent at (866) 924-2200 (toll-free) or from the Securities and Exchange Commission’s web site at www.sec.gov.  Information on the procedures for tendering in the exchange offer may be obtained by contacting the information and exchange agent at the telephone number provided above.  The materials related to the exchange offer contain important information that should be read carefully before any decision is made with respect to the exchange offer.

About NorthStar Realty Finance Corp.

NorthStar Realty Finance Corp. (“NorthStar”) is a diversified commercial real estate investment and asset management company that is organized as a REIT. NorthStar recently announced a plan to spin-off its asset management business into a separate public company.  For more information about NorthStar, please visit www.nrfc.com.

Safe-Harbor Statement

Certain items in this press release may constitute forward-looking statements, which can be identified by words like “expect,” “will,” “intend” and similar expressions. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar’s expectations include, but are not limited to, changes in economic conditions generally and the real estate and bond markets specifically, and the launch and completion of the exchange offer on the terms contemplated, if at all. Factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and its other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

For Further Information:

Investor Relations

Joe Calabrese

(212) 827-3772